Republic Airways Holdings Inc. Annual Stockholders Meeting June 9, 2015

2 Safe Harbor Disclosure DISCLAIMER Statements in this presentation, as well as oral statements that may be made by officers or directors of Republic Airways Holdings Inc., its advisors, affiliates or subsidiaries (collectively or separately the “Company”), that are not historical fact constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by the forward-looking statements. Such risks and uncertainties are outlined in the Company’s Annual Report on Form 10-K, most recent Quarterly Report and other documents filed with the SEC from time to time. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize.

I. 2014 YEAR IN REVIEW

4 2014 Goals and Accomplishments •Completed extensive employee engagement survey • Identified 26 action items to improve culture and employee engagement •Created eight Action Teams with over 300 employees to address items identified Renew focus on our guiding principles and winning employee culture •Celebrated our 40th anniversary of commercial service •Continued to successfully operate our modern, high quality fleet • Strengthened our partner relationship by staying safe and reliable Rebuild our brand •Entered into amendments to certain capacity purchase agreements with our Partners to extend E170/175 aircraft for four to five years on average Put idled aircraft back to work by extending expiring capacity purchase agreements •Completed new engine agreements that reduced expected future cost increases and improved the Company's expected cash flows from the pre-existing agreement over the next five years Mitigate future exposure of EJET engine costs •Completed and implemented new five year strategic plan •Executed on our simplification strategy by consolidating three air carrier operating certificates into two •Entered into an agreement to replace 31 Q400 turboprop aircraft with 55 new E175 jet aircraft Update our five-year strategic plan

5 2014 Financial Results Actual Actual ($ in millions, except per share amounts) 2013 2014 '14 vs '13 Total Revenues 1,346.5$ 1,375.4$ 2.1% GAAP Pre-Tax Income 81.3$ 85.2$ 4.8% Adjustments: Impairments and other charges 21.2 53.4 Chautauqua restructuring gain - (18.4) Adjusted Pre-Tax Income 102.5$ 120.2$ 17.3% Adjusted income tax expense 41.1 46.8 Adjusted Income from continuting operations 61.4$ 73.4$ 19.5% PreTax Margin 6.0% 6.2% 0.2 pp Adjusted Pre-Tax Margin 7.6% 8.7% 1.1 pp Diluted EPS from continuing operations 0.92$ 1.24$ 34.8% Adjusted Diluted EPS from continuing operations 1.13$ 1.40$ 23.9% Selected Info Unrestricted cash 276.7$ 223.9$ -19.1% Adjusted EBITDA 362.9$ 411.9$ 13.5% Adjusted EBITDA margin % 27.0% 29.9% 11.1% CASM, ex-fuel plus interest 8.89 8.43 -5.2%

6 2014 Operating Statistics (YoY vs 2013) Operational Highlights • Growing capacity (as measured in available seat miles) by operating larger aircraft: − The Company removed 27 lines of ERJ flying and 7 E190 aircraft in the fourth quarter of 2013 and the first half of 2014 − The Company added 24 E-Jet Aircraft during 2014 454,735 540,650 08,074 137,621 +1.6% 65,275 21,781 2013 749,865 2014 761,991 74,087 9,633 Q400 E190 E-Jet ERJ BLOCK HOURS DEPARTURES AVAILABLE SEAT MILES (millions) 240,750 279,337 142,543 88,498 51,60145,503 -3.4% 5,631 2013 440,221 2014 425,067 11,425 220 11,682 2,287 1,607 2013 13,484 957 639 9,602 +8.5% 1,119 2014 14,628

II. 2015 AND BEYOND

2015 Corporate Objectives

REPUBLIC AIRWAYS

Keep our people our #1 priority	• Introduce ASCEND leadership and development program for all managers and above • Facilitate employee action teams to address issues highlighted in our 2014 employee engagement survey • Implement the Base Partners Program to ensure senior management is meeting regularly out in the field with our front line associates • Improve our internal customer service standard scores
Invest in industry-leading technology solutions	• Improve our internal communication and empower our employees • Develop and release new Crew Life mobile application
Resolve the open pilot CBA	• Improve our working relationship with the IBT Local 357 Executive Board • Ratify a new CBA agreement that retains our current talent and attracts new talent to our airline • Maintain our long-term sustainability
Secure efficient aircraft financing for up to 61 new E-Jets	• Obtain financing commitment from BNDES under current ASU terms and conditions • Develop new sources of external aircraft financings
Effectively manage the 2015 fleet transitions	• Timely Q400 removal and transition to Flybe • Mitigate idled ERJ aircraft financial obligations • Induct 17 new E175s into scheduled operations

8

Operating Fleet Plan (End of Period)

REPUBLIC AIRWAYS



244
41
30
41
58
38
31
5
YE 2014
242
41
30
47
58
38
23
5
1Q15
242
41
30
47
58
38
23
5
2Q15
247
41
30
47
58
44
22
5
3Q15
249
41
30
47
58
53
20
0
4Q15
263
41
39
47
58
78
0
0
YE 2016
DL ERJ (E145)
DL Ejet (E170/175)
AA Ejet (E175)
US Ejet (E170/175)
UA Ejet (E170/175)
Q400
E190

9

10 Forecasted Operating Statistics 540,650 596,388 736,000 137,621 104,735 117,000 23,000 0 2016 876,000 74,087 2015 5,372 761,569 55,074 9,633 2014 761,991 +15.0% -0.1% Q400 ERJ E190 E-Jet 279,337 311,253 380,000 88,498 68,712 71,000 51,601 425,067 5,631 2016 467,000 16,000 0 2015 421,227 37,718 3,544 2014 -0.9% +10.9% 11,682 12,802 15,757 +16.3% 1,219 2015 1,332 162 14,975 2016 17,420 2014 14,628 792 0 1,119 220 331 1,607 +2.4% BLOCK HOURS DEPARTURES AVAILABLE SEAT MILES (millions)

III. LABOR UPDATE

12 What Was Happening in Our Industry? 2007 2015 2008 2009 2010 2011 2012 2013 2014 2015 May 07 Northwest Airlines exits Ch 11 Jul 08 Oil hits $147/bbl Aug 08 EOS Airlines ceases operations Great Recession Dec 07 Maxjet Airways ceases operations Economic Recovery Economic Expansion Oct 08 Sun Country Airlines Ch 11Mar 08 Aloha Airlines 2nd filing and ceases operations Apr 07 Delta Airlines exits Ch 11 Apr 08 Aloha Airlines 2nd filing and ceases operations Apr 08 Skybus Airlines ceases operations Nov 11 American Airlines Ch 11 Apr 12 Pinnacle Airlines Ch 11 Jan 10 Mesa Airlines Ch 11 4/15/2008 Delta-Northwest Merger Oct 10 United-Continental Merger Dec 13 American-US Airways MergerApr 10 Southwest Acquires AirTran Jul 10 Trans States acquires Compass Aug 10 SkyWest acquires ExpressJet Oct 11 Air Wisconsin Sect 6 Negotiations (still open) Dec 14 Envoy TA reached (10yr agreement) Nov 11 Envoy concessions Sep 12 Comair ceases operations Jul 11 Trans States TA reached (4yr agreement) Jan 14 ExpressJet Failed TA Apr 14 RJET Failed TA Jun 13 GoJet Sect 6 Negotiations (still open) Mar 11 Mesa Airlines Sect 6 Negotiations (still open) Oct 12 Endeavor TA reached (6yr agreement) Jun 15 RJET Comprehensive close out proposal Mar 14 Envoy Failed TA

Significant Events during Amendable Period

REPUBLIC AIRWAYS



Apr 07
IBT Local 747
Opens Section 6 negotiations
six months ahead of
CBA amendable date Oct 07
Oct 07
CBA amendable
Jul 08
Oil hits $147/bbl
Jan 09
New Exec Board
Starts 3yr term
Apr 09
IBT Local 747
enters trusteeship
Jul 09
Trustee withdraws all TAs
Jul 10
IBT Local 357
established
Oct 10
Local 357
files for single
transportation
unit
Feb 11
Integrated Master
Seniority List award issued
Aug 11
LOA 67 litigation filed
Jan 12
New Exec Board
Starts 3yr term
Sep 13
NMB suspends
negotiations
Feb 14
Reached
Tentative Agreement
Apr 14
TA voted
down
Jul 14
Local 357 appoints
new negotiating committee
Nov 14
New protocol
agreement established
with NMB
Jan 15
New Exec Board
Starts 3yr term
Apr 15
19 Articles
TA'd
Jun 15
Local 357 and
Company meet
with the NMB
Great Recession
Economic Recovery
Economic Expansion
2007
2008
2009
2010
2011
2012
2013
2014
2015
2015
Apr 08
Frontier Files Ch 11 Bankruptcy
Rejects RJET fixed-fee cpa
covering 17 E170 aircraft
Jun 09
RJET buys Midwest
Oct 09
RJET buys Frontier
Apr 10
Frontier – Midwest
brand integration
Nov 10
RJET raises
~$100MM through
equity offering
Jun 11
LOA 67 ratified
Sep 11
Completed Frontier
out of court
restructuring
Oct 12
Completed
Chautauqua out of
court restructuring
Dec 13
Frontier sold
Jan 15
RJET makes
significant changes to
its negotiating team
Jun 15
Company offers
comprehensive close
out package

13

14 Negotiations Summary • We have reached tentative agreement (TA) on 19 articles which have meaningful improvements over the “status quo” collective bargaining agreement (CBA) and the February 2014 TA which was rejected in April 2014 • The current dispute between the Company and the IBT is negatively impacting the operations of our airline, our mainline partners, all of our associates and the traveling public • While both parties have been distracted away from the bargaining table at various points over the bargaining history, we are focused on reaching a successful outcome for our pilots and the Company

15 Pilot Contract Negotiations Status Current as of June 8, 2015 # Title Comments Introduced L357 Pass # RAH Pass # Total Passes 4 Expenses AIP 4/10/15 5 - 4/21/15 5 - 4/21/15 10 5 Moving Expenses TA 11/13/14 4 - 2/26/15 3 - 2/25/15 7 9 Seniority TA 11/11/14 2 - 11/18/14 2 - 11/20/14 4 10 Training TA 2/12/15 4 - 4/23/15 3 - 4/22/15 7 11 Furlough and Recall TA 2/10/15 2 - 4/7/15 2 - 4/7/15 4 12 Leaves of Absence TA 4/2/15 4 - 4/21/15 4 - 4/21/15 8 13 Physical Standards TA 12/23/2014 4 - 4/1/15 3 - 4/1/15 7 15 Supervisory Duty / Miscellaneous Flying TA 11/20/14 5 - 1/8/15 5 - 1/13/15 10 16 Check Airmen TA 12/9/14 4 - 1/8/15 4 - 1/8/15 8 17 Bases TA 1/27/15 4 - 4/8/15 3 - 4/8/15 7 18 Resolution of Disputes TA 12/23/2014 2 - 1/20/15 1 - 1/20/15 3 19 Dues Checkoff / Union Security TA 12/9/14 3 - 1/15/15 3 - 1/15/15 6 20 Uniforms TA 11/6/14 2 - 11/13/14 2 - 11/18/14 4 23 Hours of Service TA 4/10/15 3 - 4/17/15 2 - 4/18/15 5 24 Missing, Internment, Hostage, POW TA 11/11/14 5 - 2/26/15 4 - 2/25/15 9 26 Vacancies TA 2/25/15 4 - 4/1/15 3 - 4/1/15 7 27 Safety TA 4/3/15 3 - 4/9/15 2 - 4/9/15 5 28 X Withdrawn X X X 29 Attendance, Discipline and Records TA 4/2/15 1 - 4/2/15 1 - 4/10/15 2 30 Labor Management Relations TA 4/13/15 3 - 4/18/15 3 - 4/16/15 6 19 Articles TA’d

16 Remaining Open Articles Pilot Contract Negotiations Status Current as of June 8, 2015 # Title Comments Introduced L357 Pass # RAH Pass # Total Passes 1 Recognition and Scope Awaiting IBT 4/30/15 3 - 5/27/15 3 – 6/3/15 6 2 Definitions Awaiting IBT 6/3/15 1 - 6/3/15 1 3 Compensation Awaiting IBT 6/3/15 1 - 6/3/15 1 6 Scheduling Awaiting IBT 4/30/15 3 - 5/29/15 3 – 6/3/15 6 7 Reserve Awaiting IBT 4/29/15 3 - 5/29/15 3 – 6/3/15 6 8 Paid Days off Awaiting IBT 4/16/15 6 - 5/21/15 6 – 6/3/15 12 14 Insurance and Other Benefits Awaiting IBT 4/23/15 3 - 5/27/15 3 – 6/3/15 6 21 New Aircraft Awaiting IBT 1/29/15 1 - 1/29/15 1 - 6/3/15 2 22 General 25 Duration Awaiting IBT 4/30/15 6 - 5/27/15 6 – 6/3/15 12 31 Flying the Line Awaiting IBT 4/28/15 4 - 5/29/15 4 – 6/3/15 8

17 Reaching Closure • Given the fact that there had been limited progress in reaching agreement on the remaining Articles and Article 3 Compensation had not even been presented, in order to create new momentum, the Company delivered a comprehensive close-out proposal to the IBT negotiating committee on Wednesday of last week: − The remaining Articles are highly interdependent with each other and especially connected to Article 3 - Compensation − After 40 days of very slow piecemeal negotiations the Company felt compelled to change the dynamic of the process by getting both parties to focus on the entire impact of the agreement in totality − We hope to utilize the week of June 8 at the National Mediation Board in Washington D.C. to wrap up a TA on the full CBA

18 Enhanced Language The Company’s proposal more than doubles the language of the current book. • Improves quality of life (QOL) for our Pilots • Enhances procedures affecting the QOL for our Pilots • Improves transparency for both parties • Eliminates loopholes and grey areas Article 2003 CBA pages 2015 TA and Company proposal pages Difference 1 Scope 7 7 0 2 Definitions 5 40 35 3 Compensation 9 13 4 4 Expenses 3 9 6 5 Moving 3 5 2 6 Scheduling 20 23 3 7 Vacancies/Reserves 5 8 3 8 PDOs 3 8 5 9 Seniority 2 6 4 10 Training 13 17 4 11 Furlough 2 9 7 12 Leaves 5 9 4 13 Physical Standards 1 2 1 14 Insurance/Benefits 2 12 10 15 Supervisory 2 4 2 16 Check Airman 2 6 4 17 Bases 2 7 5 18 Resolving Disputes 10 8 -2 19 Dues 4 7 3 20 Uniforms 1 5 4 21 New Aircraft 1 2 1 22 General 6 0 -6 23 Hours of Service 4 7 3 24 Hostage 3 3 0 25 Duration 1 1 0 26 Vacancies 0 14 14 27 Safety 0 8 8 28 withdrawn 0 0 0 29 Records 0 6 6 30 LMP 0 3 3 31 Line Flying 0 5 5 TOTALS 116 254 138

19 Summary and Next Steps • We remain committed to working constructively with IBT Local 357 to reach an agreement that is in the best interest of our pilots and the other 4,000 associates of our airline. • Our pilots deserve the best contract in the regional airline industry − Our proposal contains industry leading pay rates and addresses the significant quality of life concerns of our pilots. − We remain hopeful that the negotiating teams can bring this process to a successful close and agree on a new contract for our pilots. • Making our people priority No. 1 remains our top goal for Republic Airways in 2015. Although we continue to face some difficult operational challenges, we look forward to the day when we can once again say we are the most reliable regional airline in America. • This will be a great outcome for our associates, partners, customers and shareholders.

QUESTION & ANSWER SESSION

21 Non-GAAP Reconciliations ($ in millions, except per share amounts) EPS EPS Pre-tax income (loss) from continuing operations 81.3$ 1.49$ 85.2$ 1.62$ Adjustments: Impairment and other charges 21.2 0.39 53.4 1.02 Chautauqua Restructuring Gain - - (18.4) (0.35) Adjusted pre-tax income from continuing operations 102.5$ 1.88$ 120.2$ 2.29$ Adjusted income tax expense (2) 41.1 0.75 46.8$ 0.89 Adjusted income from continuing operations 61.4$ 1.13$ 73.4$ 1.40$ Pre-tax margin (GAAP) 6.0% 6.2% Adjusted pre-tax margin 7.6% 8.7% Year ended December 31, 2013 2014 justed EBITDA: ($ in millions) 2013 2014 Income from c ntinuing operations 48.3$ 64.3$ Plus: Income tax expense 33.0 20.9 Interest expense 109.7 118.7 Depreciation and amortization 150.7 173.0 EBITDA from continuing operations 341.7$ 376.9$ Adjustments: Impairment and other charges 21.2 53.4 Chautauqua restructuring gain - (18.4) Adjusted EBITDA from continuing operations 362.9$ 411.9$ EBITDA margin % 25.4% 27.4% Adjusted EBITDA margin % 27.0% 29.9% Year ended December 31,